- Home
- Prospectus
- Summary Sheet
- Investor Presentation
- Investor Questions
- Board of Directors


Green Energy &
Growth Fund, Inc.
Formed by
NCGA

Board of Directors

GRE Board Members	Green Energy Experience (current and selected former)
Ronald Blaesi*	*Director*, Western Plains Energy, LLC
Raymond Dreger*	*CEO*, Seeds & Stuff Farm Market, Inc.; *Owner-Operator*, PNR Farms; *Director*, Western Wisconsin Energy, LLC; Professional Agronomist / Certified Crop Advisor
Gene Fynboh*	*Owner-Operator*, Fynland, LLC; *Director*, Chippewa Valley Agrafuels Cooperative
Richard Hahn*	Agricultural real estate agent; *Former President and CEO*, Farmers National Company; *Manager*, Metropolitan Life Insurance Company; *Member*, 25x'25 Steering Committee
Jeffrey Roskam*	*Chairman, CEO & Principal,* CAP CO2, LLC; *Board Memeber,* Prairie Hills, LLC; *Manager*, Western Plains Energy, LLC; *Manager*, Badger State Ethanol, LLC; *Manager*, US Energy Partners; *Manager*, Big River Resources, LLC
Darryl Haack	*Director*, NCGA; *Director*, Little Sioux Corn Processors LLC; *Director*, SoyEnergy, LLC
David Miles	*President and CEO*, Miles Capital; *Former CEO*, Countryside Renewable Energy
David Nelson	*Director*, NCGA; *Chairman*, Global Ethanol LLC; *Chairman*, Midwest Grain Processors Cooperative

*Independent